Post Q1 2011 Earnings Release - Last updated May 16, 2011
INVESTOR REFERENCE BOOK
Exhibit 99.1

The information contained in this presentation includes certain estimates, projections and other forward-looking information that reflect our current views with respect to future events and financial performance. These estimates, projections and other forward-looking information are based on assumptions that HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.
There can be no assurance that any estimates, projections or forward-looking information will be realized.
All such estimates, projections and forward-looking information speak only as of the date hereof.
HealthSouth undertakes no duty to publicly update or revise the information contained herein.
You are cautioned not to place undue reliance on the estimates, projections and other forward-
looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Form 10-K for the year ended December 31, 2010, the Form 10-Q for the quarter ended
March 31, 2011, and in other documents we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.
Note Regarding Presentation of Non-GAAP Financial Measures
The following presentation includes certain “non-GAAP financial measures” as defined in
Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally
Accepted Accounting Principles in the United States. Our Form 8-K, dated May 16, 2011, to which the following supplemental slides are attached as Exhibit 99.1, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these supplemental slides.
Forward-Looking Statements

Exhibit 99.1

Table of Contents

Exhibit 99.1

Inpatient Rehabilitation Hospitals (“IRF”)
Outpatient Rehabilitation Satellite Clinics
Long-Term Acute Care Hospitals (“LTCH”)
Hospital-Based Home Health Agencies

Employees
Revenue in 2010
Inpatient Discharges in 2010
Outpatient Visits in 2010
Number of States
Exchange (Symbol)

Largest Provider of Inpatient Rehabilitative Healthcare Services in the U.S.
Our Company
Marketshare
~ 8% of IRFs ~ 19% of Licensed Beds ~ 22% of Patients Served
Drake acquisition in Cincinnati,
OH; expect to close Q4 2011
CON approved for Ocala, FL;
expect to be operational Q1
2013
Exhibit 99.1

Our Hospitals
Major Services
• Rehabilitation Physicians: manage and treat medical needs of patients
• Rehabilitation Nurses: oversee treatment programs of patients
• Physical Therapists: address physical function, mobility, safety
• Occupational Therapists: promote independence and re-integration
• Speech-Language Therapists: treat communication & swallowing disorders
• Case Managers: coordinate care plan with physician, caregivers and family
• Post-discharge services: outpatient therapy and home health

Exhibit 99.1

Our Patients

Most Common Conditions (Q1 2011)
1.Stroke 17.3%
2.Neurological 16.4%
3.Debility  11.4%
4.Fracture of the lower extremity 11.2%
5.Knee/Hip replacement 8.3%
6.Other orthopedic conditions 9.4%
7.Brain injury 7.3%
8.Cardiac conditions 4.4%
9.Spinal cord injury 3.3%
10.All other 11.0%
Referral Sources
94% Acute Care Hospitals
5% Physician Offices
1% Skilled Nursing Facilities
Admission to an IRF
• Physicians and acute care
 hospital case managers are key
 decision-makers.
• All IRF patients must meet
 reasonable and necessary criteria
 and must be admitted by a
 physician.
• All IRF patients must be medically
 stable and have potential to
 tolerate three hours of therapy per
 day (minimum).
• IRF patients receive 24-hour, 7
 days a week nursing care.
• Average length of stay (ALOS) =
 ~14 days
Exhibit 99.1

Our Quality
FIM Gain
Change in
Functional
Independence
Measurement
(based on an 18
point assessment)
from admission to
discharge

(1) Average = Expected, Risk-adjusted for UDS database
• Inpatient rehabilitation hospitals evaluate all patients at admission and upon discharge to determine their functional status.
 − The Functional Independence Measurement (“FIM”) patient assessment instrument is used for these evaluations.
• The difference between the FIM scores at admission and upon discharge is called the “FIM Gain.”
 − The greater the FIM Gain, the greater the patient’s level of independence, the better the patient outcome.
Exhibit 99.1

(1) The 1,146 total and the 95 for HLS do not include HealthSouth Rehabilitation Hospital of Fredericksburg, VA. Also, HealthSouth Sugar Land Rehabilitation
 Hospital, purchased in September 2010, was included in the 135 non-HLS freestanding.
(2) In 2010, HealthSouth averaged 1,150 total Medicare and non-Medicare discharges in its 95 consolidated hospitals and 6 long-term acute care hospitals.
Sources: FY 2011 CMS Rate Setting File - see next page

Total Inpatient Rehabilitation Facilities (IRFs): 1,146 (1)
Our Cost-Effectiveness
HealthSouth
differentiates
itself by
providing
superior quality
care at a
lower cost.
Exhibit 99.1

CMS Fiscal Year 2012 IRF Rate Setting File Analysis
Notes:
(1) All data provided was filtered and compiled from the Centers for Medicare and
 Medicaid Services (CMS) Fiscal Year 2012 IRF rate setting Final Rule file found at
 http://www.cms.gov/InpatientRehabFacPPS/07_DataFiles.asp#TopOfPage. The
 data presented was developed entirely by CMS and is based on its definitions which are different in form and substance from the criteria HealthSouth uses for external reporting purposes. Because CMS does not provide its detailed methodology, HealthSouth is not able to reconstruct the CMS projections or the calculation.
(2) The CMS file contains data for each of the 1,146 inpatient rehabilitation facilities used to estimate the policy updates for the FY 2012 IRF-PPS Final Rule. Most of the data represents historical information from the CMS fiscal year 2009 period and does not reflect the same HealthSouth hospitals in operation today. The data presented was separated into three categories: Freestanding, Units, and
 HealthSouth. HealthSouth is a subset of Freestanding and the Total.

Exhibit 99.1

Our Payors (Q1 2011)
Prospective Payment System (“PPS”)
• Payments based on Case Mix Groups
 (“CMGs”)
 – Diagnosis of patient’s illness
• Fixed payment per CMG adjusted for:
 – Acuity/severity
 – Regional wage differential
• Per diems for “short stays”
Per Diem or CMG
• Negotiated rate
• Some are “tiered” for acuity/severity
Variety of methodologies
Varies by state
Variety of methodologies
Medicare
 Managed Care
 • Includes managed
 Medicare
Other Third-Party Payors
Medicaid
Workers’ Comp./
Patients/Other
Payment Methodology
Payor Source

71.2%
20.0%
2.3%
4.8%
1.7%
Exhibit 99.1

Industry Structure

Exhibit 99.1

Sources: Centers for Medicare & Medicaid Services, Office of the Actuary, National Health Statistics Group, MedPAC.
Data for the year ended December 31, 2009.
Overall Healthcare Spending
Hospital Care
Includes Inpatient Rehabilitation, Long-Term Care Hospitals
$759.1
$137.0
$674.9
$122.6
$68.3
$328.0
Nursing Care Facilities and
Continuing Care Retirement Communities
Professional Services
Other Health, Residential and Personal Care
Home Health Care
Retail of Medical Products
$29.8
Government Administration
$133.2
Net Cost of Health Insurance
$77.2
Government Public Health
$156.2
Investment
 National Healthcare Spending: $2,486.3 billion

(billions)
Exhibit 99.1

Medicare 2010 Spending = $509.1 Billion (1)
(1) Percentages are based upon total Medicare spending of $521 billion, before $11.9 billion of recoveries for 2010 (CBO Medicare August 2010
 Medicare Baseline).
(2) Inpatient Hospital includes spending for acute care hospitals along with, inpatient rehabilitation and long-term care hospital services; in 2009,
 Medicare spent $5.7 and $4.9 billion, respectively, for these services (MedPAC Data Handbook, June 2010).
(3) Other Services reflects spending for hospice; in 2008, Medicare spent $11.2 billion for hospice services. (MedPAC Data Handbook, June 2010). Other
 Services also reflects spending for various other outpatient services.
$     26B    Skilled Nursing
$   139B    Inpatient Hospital (2)
$ 67.3B Physician Payments
$ 31.1B Outpatient Hospital
$ 19.6B Home Health
$      63B   Other Services (3)
$ 58.2B Outpatient Rx
5%
27%
22%
11%
12%
4%
6%
13%
$5.7B (1%)
Inpatient Rehabilitation Hospitals
Medicare Part B
Medicare Part B
Medicare Part C
Medicare Part C
Medicare Parts A&B
Medicare Parts A&B
Medicare Part D
Medicare Part D
Medicare Part A
Medicare Part A

Exhibit 99.1

Preventive
Routine health
care that
includes
screenings,
check-ups, and
patient
counseling to
prevent illnesses,
disease, or other
health problems.
Acute
Medical
treatment of
diseases for
which a patient
is treated for a
brief but severe
episode of
illness.
Ambulatory
Medical care
delivered on an
outpatient basis.
E.G., blood tests,
X-rays,
endoscopy,
certain biopsies,
certain surgical
procedures.
Post-Acute
Medical care
provided after a
period of acute
care. E.G.,
inpatient
rehabilitation
hospitals,
hospice, skilled
nursing homes,
home health
Continuum of Healthcare Services

Exhibit 99.1

Note: These numbers are program spending only and do not include beneficiary copayments.
Source: Centers for Medicare and Medicaid Services, Office of the Actuary (MedPAC June 2010 Data Book - Page 130), 2009 and 2010
Medicare Trustee s Report
Skilled nursing
facilities 18.1%
Home health
agencies 17.7%
Inpatient
rehabilitation
hospitals 8.4%
Long-term acute
care hospitals 5.7%

2009
Medicare
Margin
Post-Acute Settings
Inpatient rehabilitation
spending (% of total
Medicare spending)
Exhibit 99.1

Readmission Rates
Note: Use of home health care and hospice is based on care that starts within three days of discharge. Other PAC care starts within one day of discharge. Home health use includes episodes that overlap an inpatient stay.
Source: Medicare Payment Advisory Commission, “A Data Book: Healthcare spending and the Medicare program,” Chart 9-3 (June
 2008)

Exhibit 99.1

Future Regulatory Risk	Inpatient Rehabilitation Facility	Skilled Nursing Facility	Long-Term Acute Care Hospital	Home Health	Hospice
1. Re-basing payment system	No	Yes; RUGS IV and MDS 3.0 parity adjustment proposed for FY 2012	No	Yes; would be required as part of PPACA starting in 2014	Yes: Required by PPACA beginning in 2013; Modified wage index system being phased in over 7-year period beginning in FY 2010
2. Major outlier payment adjustments	No	No	Yes; will occur when MMSEA relief expires (short stay outliers)	Yes; 10% cap per agency; 2.5% taken out of outlier pool (per PPACA)	No
3. Upcoding adjustments	No	No	Yes; occurring in FY 2011	Yes; occurring in CY 2011 (-3.79%), and potential further reduction CY 2012	No
4. Patient criteria	No; 60% Rule already in place	No	Industry developing criteria	PPACA requires a patient - physician “face-to-face” encounter; new therapy documentation requirement	PPACA requires a patient - physician “face-to-face” encounter
5. Healthcare Reform
• Market basket update reductions	• Known	• Known	• Known	• Known	• Known
• Productivity adjustments	• Begins FY 2012	• Begins FY 2012	• Begins FY 2012	• Begins 2015	• Begins 2013
• Bundling pilot established	• By 2013	• By 2013	• By 2013	• By 2013	• N/A
• Independent Payment Advisory Board	• CY 2019	• FY 2015	• CY 2019	• CY 2015	• CY 2019
• New quality reporting requirements	• Begins FY 2014	• N/A	• Begins FY 2014	• N/A	• Begins FY 2014
• Value based purchasing	• Pilot begins 2016	• Post 2012	• Pilot begins 2016	• Post 2012	• Pilot begins 2016
• Hospital Acquired Infections	• Post 2012	• Post 2012	• Post 2012	• N/A	•N/A
6. Other	N/A	Proposed new group therapy documentation requirements	25% Rule regulatory relief expires in 2012/2013; prohibition on new LTCHs through 2012	Limits on transfer of ownership	MedPAC recommending overhaul of payment system methodology in FY 2013
Post-Acute Regulatory Risks
Sources: Healthcare Reform Bill (PPACA, HERA),CMS Regulatory published rules and MMSEA
17

Exhibit 99.1

Historical Perspective

Exhibit 99.1

Historical Perspective

2007 Adjusted
EBITDA (1) =
$318.3
2007
•Used proceeds plus tax refund to repay $1.4 billion of debt
•Reduced G&A to match residual business size
•Piloted TeamWorks sales and marketing
•75% rule frozen at 60% (MMSEA)
•Completed all settlement payments
(1) Reconciliation to GAAP provided on slides 40, and 85 - 90.
Exhibit 99.1

Historical Perspective

2008
•Established 2008-2010 business model
 • 4% discharge growth; 5-8% Adjusted EBITDA growth;15-20% adjusted EPS growth
• Balanced delevering and growth/development strategies
•Completed TeamWorks sales and marketing roll-out
•Absorbed Medicare reimbursement rollback (Q2)
•Repaid $228 million of long-term debt (8.8 million equity issuance and prior period tax refunds)
•Financial market turmoil (Q3)
• HealthSouth suspended development and increased focus on delevering
$318.3
2008 Adjusted
EBITDA (1) =
$341.2
(1) Reconciliation to GAAP provided on slides 40, and 85 - 90.
Exhibit 99.1

Historical Perspective

2009
•Continued focus on delevering (~ $151 million repaid)
•Focused on organic growth; TeamWorks sustainability module rolled out
•Issued 5 million shares for securities litigation settlement (Q3)
•Received first Medicare market basket update in 18 months (Q3)
•Reinvigorated development efforts (Q4)
$318.3
$341.2
2009 Adjusted
EBITDA (1) =
$383.0
(1) Reconciliation to GAAP provided on slides 40, and 85 - 90.
Exhibit 99.1

Historical Perspective

$318.3
$341.2
$383.0
2010 Adjusted
EBITDA (1) =
$427.4
2010
•Healthcare reform passed; reduced future market basket updates
•Weak acute care referral volumes
•Adjusted annual volume growth target to 2.5-3.5%
•Development efforts pay off
 • 2 de novos, 2 IRF acquisitions, 2 unit acquisitions
•Refinanced term loans and revolver (Q4)
 • Repaid $151.2 million in debt
 • Flexibility to repay or refinance the 10.75% notes callable in June 2011
(1) Reconciliation to GAAP provided on slides 40, and 85 - 90.
Exhibit 99.1

Historical Perspective

$318.3
$341.2
$383.0
2011
•Acute care volumes still low
•Annual volume growth target to 2.5-3.5%
•Completed public offering of $122 million by reopening 2018 and 2022 senior notes.
•Raised the de novo growth target to ~4-6/year
•Will call $335 million of 10.75% senior notes due 2016 in June 2011
(1)  Reconciliation to GAAP provided on slides 40, and 85 - 90.
Q1 2011
Adjusted
EBITDA (1)
= $123.4
$427.4
Exhibit 99.1

Our Track Record
($ in millions)
(1) Reconciliation to GAAP provided on slides 40, and 85 - 90.
(2) 2010 and Trailing 4Qtrs both include a tax benefit of ~$825 million for the reversal of the valuation allowance.

Exhibit 99.1

Our Track Record

Leverage Ratio(1)
(billions)
(1)  Reconciliation to GAAP provided on slides 39, 40, and 85 - 90.
Interest Expense
$229
$131
Exhibit 99.1

Revenues & Expenses

(1) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-
 time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage.
Exhibit 99.1

Adjusted EBITDA (1)

 (1) Reconciliation to GAAP provided on slides 40, 85 - 87, and 90.
Exhibit 99.1

(1) Does not include 2.0 million warrants issued in connection with a January 2004 loan repaid to Credit Suisse First
 Boston. In connection with this transaction, we issued warrants to the lender to purchase two million shares of our common stock. Each warrant has a term of ten years from the date of issuance and an exercise price of
 $32.50 per share. The warrants were not assumed exercised for dilutive shares outstanding because they were antidilutive in the periods presented.
(2) The agreement to settle our class action securities litigation received final court approval in January 2007.
 These shares of common stock and warrants were issued on September 30, 2009. The 5.0 million of common shares are now included in the outstanding shares. The warrants to purchase approx. 8.2 million shares of common stock at a strike price of $41.40 were not assumed exercised for the dilutive shares outstanding because they are anti-dilutive in the periods presented.
(3) The difference between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock. The preferred stock is convertible, at the option of the holder, at any time into shares of common stock at an initial conversion price of $30.50 per share, which is equal to an initial conversion rate of approximately 32.7869 shares of common stock per share of preferred stock, subject to a specified adjustment. On or after July 20, 2011, we may cause the shares of preferred stock to be automatically converted into shares of our common stock at the conversion rate then in effect if the closing price of our common stock for 20 trading days within a period of 30 consecutive trading days ending on the trading day before the date we give the notice of forced conversion exceeds 150% of the conversion price of the preferred stock.

Exhibit 99.1

Business Outlook
2011 to 2013

Exhibit 99.1

Business Outlook: 2011 to 2013
 Business Model
 • Adjusted EBITDA CAGR: 5-8% (1)
 • Adjusted Free Cash Flow CAGR: 12-17% (1)
 Strategy
2010
2011
2012
2013
Delevering (2)
Achieved 3.5x
debt to EBITDA
Longer-Term Goal: ~ 3.0x debt to EBITDA
Growth
 Organic growth (includes capacity expansions)
De novos  (~4-6/year)
IRF acquisitions (~ 2-3/year)
Opportunistic, disciplined acquisitions
of complementary post-acute services
Key Operational
Initiatives
• Beacon (Management Reporting Software) = Labor / outcomes / quality optimization
• TeamWorks = Care Management
• “CPR” (Comfort, Professionalism, Respect) Initiative
(1) Reconciliation to GAAP provided on slides 39, 40, and 85 - 90.
(2) Exclusive of any E&Y recovery.

De novos  (~2-3/year)
Increased
De novo growth
to ~4-6/year
Exhibit 99.1

Business Outlook: Revenue Assumptions
Revenue
Volume
•2.5% to 3.5% annual growth (excludes
acquisitions)
•Includes bed expansions, de novos
and unit consolidations
Medicare
Managed
Care
Other
(1) We believe based on the 2011 Medicare rule for IRFs, HealthSouth should realize an increase of approximately 2.1% annually.
(2) CMS proposed IRF Rule for FY 2012 and management estimates for FY 2013

Exhibit 99.1

Business Outlook: Expense Assumptions
Expense
Salaries & Benefits (1)
Hospital Expenses
•Other operating and supplies
tracking with inflation
4.5% of revenue
(excludes stock-based compensation)
Salaries
& Benefits
Hospital
Expenses
(1) Salaries, Wages and Benefits: 85% Salaries and Wages; 15% Benefits

Exhibit 99.1

Guidance

Exhibit 99.1

2011 Guidance - Adjusted EBITDA (as of May 16, 2011)

Adjusted EBITDA (1)
$440 million to $450 million

(1) Reconciliation to GAAP provided on slides 40 and 85 - 90.
Considerations:
✓2010 bad debt expense was 0.9% of revenue; expect 2011 bad debt expense to be approximately 1.4% of revenue, in line with historical average
✓Medicare pricing in Q4 2011 will be reduced by a 120 basis point productivity adjustment.
✓Outpatient revenues subject to approximately $1.4 million reduction related to the 25% rate reduction for reimbursement of therapy expenses for multiple therapy services (Medicare physician fee schedule for calendar year 2011CMS).
Based on strong results for Q1 2011, HealthSouth expects
 its 2011 full-year results to be at the high end of, or
 greater than, this guidance range.

Exhibit 99.1

Income Tax Considerations

GAAP Considerations:
•As of 3/31/11, the Company had a remaining valuation allowance of approximately
$106 million, primarily related to state NOLs.
•Q1 2011 tax provision reflects a tax benefit of $0.27 per diluted share related to the
Company’s settlement with the IRS for tax years 2007 and 2008 and a reduction in unrecognized tax benefits due to the lapse of the statute of limitations for certain federal and state claims. The settlement resulted in an increase to our federal NOLs, which had an ending balance of approx. $1.45 billion as of 3/31/11.
•Expect effective tax rate of ~40% going forward
Future Cash Tax Payments:
•The Company expects to pay approximately $7-$10 million per year of income tax.
•The Company does not expect to pay significant federal income taxes for up to 10 years.
•HealthSouth is not currently subject to an annual use limitation (“AUL”) under Internal
Revenue Code Section 382 (“Section 382”). A “change of ownership,” as defined by
Section 382, would subject us to an AUL, which is equal to the market capitalization of the Company at the time of the “change of ownership” multiplied by the long-term tax exempt rate.

Exhibit 99.1

Adjusted Free Cash Flow (1)  Assumptions

(1) Reconciliation to GAAP provided on slide 39.
• Items that will affect Adjusted Free Cash Flow in 2011:
 + Cash settlements for interest rate swaps will be $33.8 million lower in 2011.
 + Interest expense is expected to be approx. $70 million in first half of 2011($10 million higher than same period last year) and approx. $57 million in the second half of 2011 as a result of calling $335 million of the 10.75% senior notes in June 2011.
 – Maintenance capital expenditures are estimated to be approximately $20 million higher in 2011 than 2010.
 • 2010 working capital benefited from a shift in timing of interest payments related to the refinancing in Q4 2010, offset by the $6.9 million unwind fee related to the termination of the two forward-starting interest rate swaps.
HealthSouth’s GAAP income statement will be affected by a
number of items that will not affect cash flow from operating activities or adjusted free cash flow:
•Normalized GAAP tax rate resulting from the valuation
allowance reversal in Q4 2010.
•Loss on early extinguishment of debt

Business Model: Multi-Year Adjusted Free Cash Flow 12% to 17% CAGR

Exhibit 99.1

2011 Guidance - EPS (as of May 16, 2011)

Diluted Earnings per Share from
Continuing Operations Attributable
to HealthSouth (2)
$1.28 to $1.33 (5)

Considerations:
✓ Includes $0.27 per diluted share benefit for Q1
 2011 and assumes provision for income tax of
 40% for the remainder of 2011; cash taxes
 expected to be $7-$10 million.
✓Guidance does not include the EPS effect that will
result from calling $335 million of the 10.75% senior
notes in June 2011.
 • Interest expense is expected to be approx.
 $70 million in first half of 2011and approx. $57
 million in the second half of 2011.
• Loss on early extinguishment of debt is expected
 to be approx. $26 million.
✓Depreciation is estimated to be higher as a result
of capital expenditures in prior periods.
Based on strong results for Q1 2011,
 HealthSouth expects its 2011 full-year
 results to be at the high end of, or
 greater than, this guidance range.
(1) Adjusted income from continuing operations. This non-GAAP measure was part of our historical guidance. A reconciliation of adjusted income from continuing operations to the corresponding GAAP measure can be found on slides 91 and 92.
(2) Income from continuing operations attributable to HealthSouth
(3) Current period amounts in income tax provision; see slides 91 and 92
(4) Total income tax provision for full-year 2010, including the reversal of a substantial portion of the Company's valuation allowance against deferred tax assets.
(5) Includes a $0.27 per diluted share benefit related to the Company’s settlement with the IRS for tax years 2007 and 2008, and a reduction in unrecognized tax benefits due to the lapse of the statute of limitations for certain federal and state claims.

Exhibit 99.1

Free Cash Flow

Exhibit 99.1

Adjusted Free Cash Flow

(1) Maintenance capital expenditures are expected to be $20 million higher in 2011 than in 2010.
(2) Final swap payment of $10.9 million was made in March 2011.

Exhibit 99.1

Net Cash Provided by Operating Activities

Exhibit 99.1

Adjusted Free Cash Flow(1) (2010 vs. 2009)
(1) Reconciliation to GAAP provided on slides 39, 40, 86, 87, and 90.

(1)
Exhibit 99.1

Free Cash Flow Reinvestment

• $500 million of 10.75% notes callable June 2011
• Growth in core business
 • Bed expansions
 • De novo hospitals
 • Hospital acquisitions
 • Acute care IRF unit acquisition/consolidation
• Purchase properties under operating leases
 • Lower capital cost
 • Greater control of property, CON and/or license
• Share repurchase
 • Offset shares underlying convertible preferred shares
 • Offset shares issued in settlement of securities litigation
 Business Model: Adjusted free cash flow CAGR: 12-17%
• Acquisitions of complementary businesses
Exhibit 99.1

Refinancing and Delevering

Exhibit 99.1

Debt Schedule as of March 31, 2011(1)
(1) In May, the Company amended its credit agreement and added a $100 million term loan maturing in 2016, and extended the maturity of its revolver to 2016. Both will initially bear an interest rate of LIBOR plus 250.
(2) Based on 4-quarter trailing and 2010 Adjusted EBITDA of $444.4 million and $427.4 million, respectively; reconciliation to GAAP provided on slides 40, 85, 86, and 90.

Exhibit 99.1

 (1) Based on 2008 and trailing 4 quarter Adjusted EBITDA of $341.2 million and $444.4 million, respectively; reconciliation to GAAP provided on slides 40, 85 - 88, and 90.
Debt, Liquidity, and Swaps
Liquidity

	S&P	Moodys
Corporate Rating	B+ Positive	B1 Positive
Revolver Rating	BB	Ba1
Senior Notes Rating	B+	B2
Credit Ratings
Exhibit 99.1

(2) Does not include $387.4 million of convertible perpetual preferred stock and capital leases and other note payables.
Increasing Initial Call of the 10.75% Senior Notes

Call schedule:
June 15, 2011 (price 105.375);
June 15, 2012 (price 103.583);
June 15, 2013 (price 101.792);
June 15, 2014 and thereafter
(price 100.000)
$500
Revolver
L+250
▪Updated plan to call $335 million in principal on June 15, 2011 (cash use approx. $353 million)
 • $100 million term loan, $77 million cash on hand resulting from the $120 million senior note offering in March 2011, and borrowings under the $500 million revolver
 • Loss on early extinguishment of debt is expected to be approx. $26 million.
▪The Company now expects interest expense(1) to be approx. $70 million in first half of 2011 and approx. $57 million in the second half of 2011.

Proforma June 30, 2011 Debt Maturity Profile (2)
$49 LC
$275
Undrawn
$275
Undrawn
2016
Exhibit 99.1

Use of Revolver
• Liquidity should be sufficient to address:
 – Initial outlays for the accelerated de novo plan
 – Short-term disruptions to the financial system
 – Short-term disruptions to our business
 – Unforeseen cash requirements
• Liquidity target has both objective and subjective components
 – The Company’s current target is ~$250 million.
• Liquidity target subject to change based on:
 – Economic developments
 – Conditions in the financial markets
 – Continued balance sheet deleveraging
 – Regulatory change
 – Growth in our business

Refinancing capacity within the revolver is limited by liquidity considerations.
Exhibit 99.1

Credit Agreement Key Covenant (1)
Terms
Acquisitions	Limited by compliance with leverage and interest coverage covenants initially established at 5.0x and 2.5x respectively
Restricted payments:
10.75% repurchase	Unlimited up to 4.5x leverage ratio (revolver draws available for repurchase)
Share repurchase (2)	$200 million (shared with other restricted payment basket)
Other debt repurchase (2)	$200 million (shared with other restricted payment basket)
Unsecured debt issuance	Unlimited up to 4.5x leverage ratio

(1) Full agreement filed November 23, 2010 and amended on May10, 2011
(2) The maximum amount limitations above are subject to increase by a “grower” basket equal to 50% of excess cash flow plus certain other amounts including net cash proceeds from certain equity issuances.
Exhibit 99.1

Growth

Exhibit 99.1

Demographics
 + population growth and changes (weighted by age)
      = Rehab CAGR
Growth goals for the market and/or hospital
Sales and Marketing Strategies
•Defining “upstream” opportunities
•Identifying CMS-13 discharges
•“Converting” CMS-13 patients to rehab
Market Dynamics
•Existing IRF beds
•Managed care penetration
•Competition
Organic Growth: A Strategic Framework
Bottoms-up approach
to HealthSouth’s
growth projections

Exhibit 99.1

Organic Growth: Compounded Annual Growth Rate (CAGR) (1)
(1)  Numbers in map are for illustrative purposes only and do not represent actual results.
(2)“Weighted for Rehab Services” - methodology weights growth in rehab age groups higher.
% CAGR
Rehab by Zip Code
Weighted for Rehab Services (1) (2)
Organic Growth
•Demographic
changes
•Population
growth
% CAGR Weighted for Rehab Services
Treasure Coast Primary   2.64%
Treasure Coast SSA - Glades      1.47%
Treasure Coast SSA - Martin     2.92%
Okeechobee     2.34%
Treasure Coast Tertiary     2.24%
Combined 2.45%
State of Florida 2.72%
USA   2.31%

Exhibit 99.1

Market Selection Process

Active
Development
List
Corporate
Priority
Assessment
Strategic
Approach
•Build
•Buy
•JV
Regional
President
Assessment
Existing IRF
Assessment
Target
Opportunity List
(160 opportunities
identified)
National
Market
Assessment
(3,141 counties in 48 states studied)
• Population and
 Demographics
• Acute Care Referral
 Sources
• Inpatient Rehab
 Competition
• Other Competitors
• Payor Environment
• CON/Non-CON
Exhibit 99.1

CON
Approval
Site
Selection
Cost
Assessment
Pro forma
Financials
Execution
 • Design
 • Construction
NO
GO
GO
De Novo Evaluation Process

Market
Selection
GO
NO
GO
Exhibit 99.1

Illustrative De Novo Timeline

Day 1
CON Process
Construction
With CON
Design
Planning
& Zoning
Month 20
Groundbreaking
Month 32
Opening
Construction
Design
Planning
& Zoning
Month 11
Groundbreaking
Month 20
Opening
Day 1
Without CON
Exhibit 99.1

Illustrative De Novo Pro forma (40 bed)

Capital Cost	$ Range
(millions)	Low	High
Construction, design, permitting, etc.	$11.0	$14.5
Land	1.5	3.5
Equipment	2.5	3.0
	$15.0	$21.0

Pre-opening Expenses
(thousands)	Low	High
Operating	$200	$300
Salaries, wages and benefits	150	200
	$350	$500

Exhibit 99.1

(1) Hospital EBITDA = earnings before interest, taxes, depreciation and amortization directly attributable to the related hospital.

Sustained positive
EBITDA
Occupancy
Sustained positive
EBITDA
Sustained,
positive EBITDA
Exhibit 99.1

IRF Acquisition Performance

	Date Acquired	Acquired Census	Q1 2011 Census
Vineland	Q3 2008	26	36
Desert Canyon	Q2 2010	16	36
Sugar Land	Q3 2010	26	34
Ft. Smith	Q3 2010	15	36
Value added by HealthSouth
• TeamWorks approach to sales/marketing
• Labor management tools and “best practices”
• Clinical expertise
• Clinical technology and programming
• Supply chain efficiency
• Medical leadership and clinical advisory boards
Exhibit 99.1

Portfolio Growth
Cash Payback Period
Year 1 Year 2 Year 3 Year 4 Year 5 Year 6 Year
7
Acquisitions
De novos (1)
(1) Assumes average investment per bed: ~ $450K.

• Target: 4-6 de novos and acquisitions/yr
• All projects have minimum IRR of 15%.
• Longer payback on de novos versus
 acquisitions is attributable to:
 - 12-15 month construction period
 - Initial ramp-up of operations on de novos
Exhibit 99.1

Acute Care
Hospital
Discharge
Hospice
Inpatient
Rehabilitation
Facility (1)
Skilled
Nursing
Facility
Home
Health (1)
(Highest Acuity)
(Lowest Acuity)
Future Growth: Complementary Post-Acute Care Services
Source: MedPac and CMS
(1) For information on HealthSouth’s hospital portfolio, see slide 4.
Exhibit 99.1

• Growth strategies will complement delevering priority.
 - “Highest and best use” of FCF will determine where to invest.
• The company continues to have excellent organic growth opportunities.
 - Locations in above-average “Rehab CAGR” markets
 - Non-discretionary nature of many conditions served
 - Track record of consistent market share gains
• De novos and targeted IRF acquisitions will allow entry to, and growth in, new markets.
 - Disciplined evaluation process
 - Proven track record of success
• Longer-term consideration of acquiring complementary post-acute services predicated on:
 - Achieving delevering objective
 - Obtaining regulatory clarity
 - Favorable market conditions
Growth: Summary

Exhibit 99.1

Operational Initiatives

Exhibit 99.1

Key Operational Initiatives: Summary
• Strong track record of providing high-quality, cost-effective care
 – Functional gains exceed industry norms
 – Consistent market share gains
 – Disciplined expense management
• Targeted operational strategies to achieve excellence in:
 – Clinical care (Care Management; reduced Acute Care Transfers)
 – Operations (BEACON; patient scheduling; supply chain)
 – Service (CPR; “customer training”)
• Implementation of a Clinical Information System
 – Rehabilitation-specific (Cerner)
 – Manageable, five-year rollout beginning in 2012

Exhibit 99.1

Operational Strategy
Excellence in …

• Initiate Care
 Management
 TeamWorks project
• Identify trends and
 establish “best
 practices” for the
 prevention of
 acute care transfers
• Provide a robust
 rehabilitation
 specific clinical
 education program
 for nurses and
 therapists
• Develop and roll out
 BEACON
 management
 reporting system
• Evaluate options for
 and pilot patient
 scheduling systems
• Standardize
 pharmacy and food
 supplies purchasing
• Implement new
 patient satisfaction
 survey tool through
 Press Ganey
• Launch CPR
 (Comfort,
 Professionalism,
 Respect) patient
 experience
 campaign
• Develop and
 implement
 customer training
 videos for hospital
 staff
Clinical Care
Operations
Service
Exhibit 99.1

TeamWorks: Care Management

Goals
•Improve overall operational,
patient care and satisfaction
outcomes
•Streamline delivery of care
•Engage interdisciplinary teams
•Reduce:
 ― Complication rate
 ― Cost per case
 ― Payor denials
•Increase:
 ― Reimbursement
 ― Patient involvement in care
 decisions
 Design a HealthSouth Care Management Playbook to be
 implemented across all hospitals
Referral Management
Pre-authorization / Pre-
certification
Patient Assessment
Care Delivery &
Documentation
Interdisciplinary Team
Process
Denials & Approvals
Outcomes Analysis
Effective & Efficient
Care Management
Exhibit 99.1

Pilot Process
Finalize Training
Modules
Implement
October - November 2010
Test the application of the
newly designed Playbook,
tools, processes and forms.
Gather feedback and
improve the process for the
2011 implementation.
December 2010
Review pilot findings and
finalize Playbook and
training.
January - March 2011
Begin training and
communicate company-wide
implementation strategy.
Implementation complete in 39
hospitals.
TeamWorks: Care Management Project Overview

– July 2009 Core team assembled
Current State
Assessment
Future State Vision
Design Process
May - June 2010
KPMG visited 10 hospitals (2
within each region) to assess
and document the current
state of the case
management process. Site
visits included interviews,
observation, and
documentation review.
July 2010
KPMG facilitated an
Accelerated Solutions
Design (ASD) 30-day session
with 23 HealthSouth
employees. The team laid
the framework for the
desired future state of case
management.
August - September 2010
17 of the HealthSouth
employees involved in the ASD
returned for a 3-week design
session. The team developed or
updated tools and templates
to support the future state. Their
body of work was combined to
form the HealthSouth Care
Management Playbook.
Exhibit 99.1

CPR: Comfort, Professionalism, Respect
• All employees will be trained in the CPR campaign.
• Hospital-based trained facilitators will work directly with employees.
• A series of short videos is used to depict common scenarios of patient/staff situations.
• Facilitator training is highly interactive, encouraging discussions among staff.
 CPR is an in-house course designed to train all employees to realize that even minor encounters between staff and
 patients can have a memorable impact on the patient’s
 entire experience.
Ultimate goal is to improve employee-to
-patient interactions, leading to:
•Improved patient satisfaction scores
•Reduced patient complaints
•More satisfied employees

Exhibit 99.1

Exhibit 99.1

BEACON: Hospital-Specific (1)
(1) Numbers in screen shot have been modified for presentation and do not represent actual results.
Exhibit 99.1

BEACON: Regional Roll-up (1)
(1) Numbers in screen shot have been modified for presentation and do not represent actual results.
Exhibit 99.1

Clinical Information Systems in Healthcare
• Clinical information systems (CIS) are a key component of
 successful quality, safety and patient satisfaction initiatives in healthcare.
• Hospitals that implemented Computerized Physician Order
 Entry (CPOE) reported better quality of care and lower
 mortality rates according to a recent study. (1)
• 2008 100 Most Wired Hospitals achieved significantly better quality indicators than other hospitals via: (2)
 – Mortality rate
 – Patient safety index
 – Core measures index
CIS adoption is not solely responsible for these results,
 AND … adoption of CIS in healthcare is very slow!

(1) Source: Joint Commission Journal on Quality and Patient Safety, June 2008
(2) Source:  The 100 Most Wired Hospitals and Health Systems 2008, Hospitals and Health Networks, July 2008
Exhibit 99.1

Source: HIMSS AnalyticsTM Database
Stage 2
Clinical Data Repository, Controlled Medical Vocabulary,
may have Document Imaging; Health Info Exchange capable
Stage 3
Digital Radiology
Stage 4
Computerized Physician Order Enter,
Clinical Decision Support (clinical protocols)
Stage 5
Closed loop medication administration, 5 rights with bar code
Stage 6
Physician documentation (structured templates), full Clinical
Decision Support (variance & compliance), full Digital Imaging
Stage 7
Complete EMR; standardized transactions to share data; Data
warehousing; Data continuity with Emergency Dept, ambulatory
Stage 1
Ancillaries - Lab, Radiology, Pharmacy - All Installed
Stage 0
All Three Ancillaries - Lab, Radiology, Pharmacy Not Installed
2005
0.0%
0.0%
.001%
2.5%
10.0%
48.8%
19.6%
18.4%
0.7%
1.6%
3.8%
7.4%
50.9%
16.9%
7.2%
2009
Final
11.5%
2005-2009 Electronic Medical Record (EMR) Adoption
Model Trends
(5,235 non-federal acute care U.S. hospitals)

Exhibit 99.1

EMR Adoption Model
• Most U.S. hospitals are at Stage 3
 (Foundation Stage) or below.
• Stages 0, 1 and 2 are slowing.
• Stage 3 is growing the fastest.
 – 10% in 2005 - 50.9% in 2009
• Advanced Stages 3 through 7:
 – Require only one service or unit
 to be implemented
 – Reduce medical errors and
 improve clinical outcomes
• Stage 5 is the most difficult to achieve.
 – Integration, technology and reengineering requirements
 – Significant investment in capital, executive commitment and culture adoption
• Over 86% of U.S. Hospitals do NOT have CPOE (computerized physician order entry) implemented.

Exhibit 99.1

HealthSouth Clinical Information Technology
Current State

Exhibit 99.1

Vendor Selection Process

2005
Request for
Proposal
2007
Project on
hold
2009
Cerner final
selection
July 2009
Core team
assembled
13 vendors
responded;
3 finalists
Due to
business unit
divestitures
 Why Cerner?
• Inpatient
rehabilitation-specific
application
• Integrated solution
meeting all functional
requirements
• Enterprise capable
vendor with scalability
• Positive references
Exhibit 99.1

Key Features

Exhibit 99.1

Project Timeline

Project On Hold
(Divestitures)
2007
Clinical
Visioning
2005
Cerner
Selected
Feb 2009
Vendor
Evaluations
2006
Project Restart
& Vendor
Re-evaluations
2008
Pilot
Contract
Negotiation
Jun 2009
Pilot
“Go-Live”
Jun 2010
Pilot Project
Kickoff
Aug 2009
Benefits
Recognition
Study (“BRS”)
Jul - Dec 2010
 Next Steps
•Continue Pilot
•Plan
Implementation
Analyze
BRS
March 2011
Review
with Board
May 2011
Finalize Vendor
Selection
May 2011
Exhibit 99.1

Operational Metrics

Exhibit 99.1

(1) Data provided by UDSMR, a data gathering and analysis organization for the rehabilitation industry; represents ~ 65-70% of industry, including HealthSouth sites.
(2) Includes consolidated HealthSouth inpatient rehabilitation hospitals and long-term acute care hospitals classified as same store during that time period.
 • HealthSouth’s
 volume growth has
 outpaced
 competitors’.
 • TeamWorks =
 standardized and
 enhanced sales &
 marketing
 • Bed additions will
 help facilitate
 continued organic
 growth.
10.7%
9.4%
5.6%
2.6%
4.6%
5.5%
5.8%
5.8%
5.3%
2.5%
2.2%
1.1%

2008 vs. 2009 vs. 2010 vs. Q110 vs. Q210 vs. Q310 vs. Q410 vs. Q111 vs.
 2007 2008 2009 Q109 Q209 Q309 Q409 Q110
Exhibit 99.1

Operational Metrics: Expense Efficiencies
(% of Net Operating Revenues)
2008 2009 2010 2011 2008 2009 2010 2011 2008 2009 2010 2011
 (3 Months)    (3 Months) (3 Months)

3.62 3.53 3.50 3.40
EPOB
• Salaries, Wages & Benefits reflects continued improvement from productivity gains.
• Hospital-related Expenses includes other operating, supplies, occupancy, and bad debts expenses.
• General and Administrative excludes stock-based compensation.
• Employee per Occupied Bed “EPOB” is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the
 Company’s occupancy percentage.

Exhibit 99.1

(2) Excludes approximately 400 full-time equivalents, who are considered part of corporate overhead with their salaries and benefits included in general and administrative expenses in the Company’s consolidated statements of operations. Full-time equivalents included in the above table represent HealthSouth employees who participate in or support the operations of the Company’s hospitals.
(3) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-
 time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage.

Exhibit 99.1

Payment Sources
(1) Managed Medicare revenues represent ~ 7%, 7%, 8%, and 8% of total revenues for Q1 2011, Q1 2010, 2010, and 2009, respectively, and are included in “Managed care and other discount plans.”

Exhibit 99.1

Value Proposition

Exhibit 99.1

(1) Reconciliation to GAAP provided on slides 39, 40, and 85 - 90.
The HealthSouth Value Proposition
Poised for Growth
Financial Strength/Strong
Cash Flow Generation
Industry Leading Position
Attractive Healthcare Sector

Exhibit 99.1

Reconciliations to GAAP

Exhibit 99.1

Reconciliation of Net Income to Adjusted EBITDA (1)(3)
(1) (2) (3) - Notes on page 90.

Exhibit 99.1

Reconciliation of Net Income to Adjusted EBITDA (1)(3)
(1) (2) (3) - Notes on page 90.

Exhibit 99.1

Reconciliation of Net Income to Adjusted EBITDA (1) (3)
(1) (2) (3) - Notes on page 90.

Exhibit 99.1

Reconciliation of Net Income to Adjusted EBITDA (1) (3)
(1) (2) (3) - Notes on page 90.

Exhibit 99.1

Reconciliation of Net Income to Adjusted EBITDA (1) (3)
(1) (2) (3)  - Notes on page 90.
Exhibit 99.1

Reconciliation Notes for Slides 85-89
1. Adjusted EBITDA is a non-GAAP financial measure. The Company’s leverage ratio (total consolidated debt to Adjusted EBITDA for the trailing four quarters) is, likewise, a non-
 GAAP financial measure. Management and some members of the investment community utilize Adjusted EBITDA as a financial measure and the leverage ratio as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating Adjusted EBITDA, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth above.
2. Per share amounts for each period presented are based on diluted weighted average shares outstanding unless the amounts are antidilutive, in which case the per share amount is calculated using the basic share count after subtracting the $6.5 million per quarter dividend on the convertible perpetual preferred stock. The difference in shares between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.
3. Adjusted EBITDA is a component of our guidance.

Exhibit 99.1

Reconciliation of Net Income to Adjusted Income from Continuing Operations and
Adjusted EBITDA (1) (3) (4)
(1) (2) (3) (4) - Notes on page 92.

Exhibit 99.1

Reconciliation Notes for Slide 91
1. Adjusted income from continuing operations and Adjusted EBITDA are non-GAAP financial measure. The Company’s leverage ratio (total consolidated debt to Adjusted
 EBITDA for the trailing four quarters) is, likewise, a non-GAAP financial measure.
 Management and some members of the investment community utilize adjusted income from continuing operations as a financial measure and Adjusted EBITDA and the leverage ratio as liquidity measures on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to
 GAAP measures of performance or liquidity. In evaluating these adjusted measures, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth above.
2. Per share amounts for each period presented are based on basic weighted average common shares outstanding for all amounts except adjusted income from continuing operations per diluted share, which is based on diluted weighted average shares outstanding. The difference in shares between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.
3. Adjusted income from continuing operations per diluted share and Adjusted EBITDA are two components of our historical guidance.
4. The Company’s credit agreement allows certain other items to be added to arrive at
 Adjusted EBITDA, and there may be certain other deductions required.

Exhibit 99.1